     Exhibit 10.3

     REGISTRATION RIGHTS AGREEMENT, dated October 13, 2008 (this “Agreement”) between Morgan Stanley (the “Company”) and Mitsubishi UFJ Financial Group, Inc. (the “Investor”).

RECITALS

     A.   The Securities Purchase Agreement. The Company and the Investor are parties to a Securities Purchase Agreement, made as of September 29, 2008 (as it may be amended from time to time, the “Securities Purchase Agreement”), pursuant to which Investor is purchasing Securities (defined below) from the Company, and are concurrently herewith entering into an Investor Agreement (the “Investor Agreement”) pursuant to the terms of the Securities Purchase Agreement. The Investor Agreement contains restrictions on transfer of the Registrable Securities (defined below), which are incorporated by reference herein.

     B.   Registration Rights. In connection with the consummation of the transactions contemplated by the Securities Purchase Agreement, and pursuant to the terms of the Securities Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Investor as set forth below.

     NOW, THEREFORE, in consideration of the premises and of the representation, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

GENERAL

     1.1   Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     “Common Stock” means shares of common stock, $0.01 par value per share, of the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 2.9 hereof.

     “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

     “Investor Agreement” has the meaning ascribed to it in Recital A.

     “Person” means any individual, corporation, partnership, joint venture, limited liability company, business trust, joint stock company, trust or unincorporated organization or any government or any agency or political subdivision thereof.

     “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

     “Registrable Securities” means the Shares; provided that the Shares shall cease to be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they are sold pursuant to Rule 144, (iii) they shall have ceased to be outstanding or (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the Shares. No Registrable Securities may be registered under more than one registration statement at any one time.

     “Registration Expenses” shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, one-half of the fees and disbursements of Holders’ Counsel, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses, the other half of the fees and disbursements of Holders’ Counsel, and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

     “SEC” or “Commission” means the Securities and Exchange Commission and any successor agency.

     “Scheduled Black-out Period” means the period from and including the fifth business day preceding the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter.

     “Securities” has the meaning ascribed to such term in the Securities Purchase Agreement.

     “Securities Act” shall mean the Securities Act of 1933, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     “Securities Purchase Agreement” has the meaning ascribed to it in Recital A.

     “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

     “Shares” mean shares of Common Stock issued by the Company or issuable by the Company pursuant to the terms of Securities.

ARTICLE II

REGISTRATION

2.1   Demand Registration.

                (a)   Subject to the conditions of this Section 2.1 and the terms and conditions of the Investor Agreement, if at any time the Company shall receive a written request from the Investor that the Company register under the Securities Act Registrable Securities having an aggregate offering or sale price of at least $500,000,000, then the Company shall, subject to the limitations of this Section 2.1, effect, as promptly as reasonably practicable, the registration under the Securities Act of all Registrable Securities that the Investor requests to be registered.

                (b)   If the Investor intends to distribute the Registrable Securities covered by its request by means of an underwriting, (1) it shall so advise the Company as a part of its request made pursuant to this Section 2.1, (2) it shall have the right to appoint a book runner reasonably acceptable to the Company, and (3) Morgan Stanley & Co. Incorporated or another Affiliate of the Company shall have the right to act as either joint bookrunner and global coordinator with the bookrunner appointed by the Investor, or in the event that the Investor declines its option to appoint a bookrunner, sole bookrunner and global coordinator or joint bookrunner and global coordinator with one other bookrunner, as the Company may elect.

                (c)   The Company shall not be required to effect a registration pursuant to this Section 2.1: (i) prior to the first anniversary of the Closing under the Securities Purchase Agreement; (ii) after the Company has effected five (5) registrations pursuant to this Section 2.1, and each of such registrations has been declared or ordered effective and kept effective by the Company as required by Section 2.4(a) of this Agreement; (iii) with respect to a registration of Registrable Securities during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the launch date of, and ending on a date ninety (90) days after the closing date of, a Company-initiated registered offering of equity securities or securities convertible into or exchangeable for equity securities; provided that the Company is actively employing in good faith all commercially reasonable efforts to launch such registered offering; (iv) during any Scheduled Black-out Period; or (v) if the Company has notified the Investor that in the good faith judgment of the Company, it would be materially detrimental to the Company or its securityholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Investor; provided that such right to delay a request shall be exercised by the Company for not more than two periods in any twelve (12) month period and not more than ninety (90) days in the aggregate in any twelve (12) month period.

                (d)   One registration pursuant to this Section 2.1 may be required by the Investor to be effected by means of a shelf registration statement (a “Shelf Registration Statement”) relating to any or all of the Registrable Securities in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act. The Company shall use its commercially reasonable efforts to cause any Shelf Registration Statement to remain effective, including by filing extensions of the Registration Statement, until the termination of the period contemplated in Section 2.6.

     2.2   [Reserved]

     2.3   Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.1, the request of which has been subsequently withdrawn by the Investor or requesting Holder(s) unless (a) the withdrawal is based upon (i) any fact, circumstance, event, change, effect or occurrence that individually or in the aggregate with all other facts or circumstances, events, changes, effects or occurrences has a material adverse effect on the Company, or (ii) material adverse information concerning the Company that the Company had not publicly revealed at least forty-eight (48) hours prior to the request or that the Company had not otherwise notified the Investor or requesting Holders of at the time of such request or (b) the Investor or the Holders of a majority of Registrable Securities, as the case may be, agree to forfeit their right to one requested registration pursuant to Section 2.1, as applicable, in which event such right shall be forfeited by all Holders.

     If the Investor and/or the Holders are required to pay Registration Expenses, such expenses shall be borne by the Investor or the Holders of Registrable Securities requesting such registration in proportion to the number of Shares (either outstanding or issuable pursuant to the terms of the Securities) for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Investor or the Holders, as the case may be, shall not forfeit their rights pursuant to Section 2.1.

     2.4   Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

                (a)   Prepare and file with the SEC not later than thirty (30) days after the request a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, or prepare and file with the SEC a prospectus supplement with respect to such Registrable Securities pursuant to an effective registration statement and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective or such prospectus supplement current, for up to one hundred and twenty (120) days other than a registration statement required by the Investor to be effected by means of a Shelf Registration Statement pursuant to Section 2.1(d) or, if earlier, until the Holder or Holders have completed the distribution related thereto.

                (b)   Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

                (c)   Furnish to the Holders such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d)   Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e)   Enter customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form with the managing underwriter(s) of such offering) and take such other actions (including participating in and making documents available for the due diligence review of underwriters if the method of distribution is by means of an underwriting) as are reasonably required in order to facilitate the disposition of such Registrable Securities. Each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement.

                (f)   Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                (g)   Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of outside legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated as of such date, from the independent registered public accountants of the Company, in form and substance as is customarily given by independent registered public accountants to underwriters in an underwritten public offering addressed to the underwriters.

                (h)   Give written notice to the Holders:

(i)   when any registration statement filed at the request of the Investor pursuant to Section 2.1 or any amendment thereto has been filed with the SEC and when such registration statement or any post-effective amendment thereto has become effective;

(ii)   of any request by the SEC for amendments or supplements to any registration statement filed at the request of the Investor pursuant to Section 2.1 or the prospectus included therein or for additional information;

(iii)   of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement filed at the request of the Investor pursuant to Section 2.1 or the initiation of any proceedings for that purpose;

(iv)   of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)   of the happening of any event that requires the Company to make changes in any effective registration statement filed at the request of the Investor pursuant to Section 2.1 or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

                (i)   Use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 2.4(h)(iii) at the earliest practicable time.

                (j)   Upon the occurrence of any event contemplated by Section 2.4(h)(v) above, promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 2.4(h)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus and use their commercially reasonable efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holder’s possession, and the period of effectiveness of such registration statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date Holders shall have received such amended or supplemented prospectus pursuant to this Section 2.4(j).

                (k)   Use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or the underwriters.

     2.5   Suspension of Sales. During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Investor who holds, and each Holder of, Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-Out Period or until Investor and/or Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension (other than a suspension due to a Scheduled Black-out Period) may be in effect in any twelve-month period shall not exceed the excess of 90 days over the number of days in such twelve-month period that the Company has delayed effecting a registration in reliance on Section 2.1(c)(v).

     2.6   Termination of Registration Rights. The registration rights granted under this Article II shall terminate with respect to any Holder as of the last day of the first calendar month in which the sum of the Shares held by such Holder and the maximum number of Shares issuable upon conversion of other Securities held by such Holder may be sold in a single transaction without limitation under Rule 144.

     2.7   Delay of Registration; Furnishing Information.

                (a)   Neither the Investor nor any Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

                (b)   Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company.

                (c)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 that the selling Investor and/or Holders shall furnish to the

Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     2.8   Indemnification.

                (a)   The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, (ii) offers or sales effected by or on behalf such Indemnitee “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not authorized in writing by the Company, or (iii) the failure of any Indemnitee to deliver or make available to a purchaser of Registrable Securities, a copy of any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (if the same was required by applicable law to be delivered or made available), provided that the Company shall have delivered to such Holder such registration statement, including such preliminary prospectus or final prospectus contained therein and any amendments or supplements thereto.

                (b)   If the indemnification provided for in Section 2.8(a) is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.8(b) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.8(a). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

     2.9   Assignment of Registration Rights. The rights of the Investor or a Holder to registration of Registrable Securities pursuant to Article II of this Agreement may be assigned by the Investor or a Holder to a transferee or assignee of Registrable Securities to which (a) there is transferred to such transferee no less than $500,000,000 in Registrable Securities, (b) such transferee is an affiliate, subsidiary or parent company, family member or family trust for the benefit of a party hereto, or (c) such transferee or transferees are partners of a Holder, who agree to act through a single representative; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee acquired such Registrable Securities in a transaction that complied with the Securities Purchase Agreement and the Investor Agreement and shall agree to be subject to all applicable restrictions set forth in the Securities Purchase Agreement and this Agreement and, if any, the Investor Agreement.

     2.10  “Market Stand-Off’ Agreement; Agreement to Furnish Information. The Investor and each Holder hereby agree that the Investor and/or Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock (or other securities of the Company) held by the Investor or Holder (other than those included in the registration) for a period specified by the representatives of the underwriters of Common Stock (or other securities of the Company) not to exceed ten (10) days prior and ninety (90) days following any registered sale by the Company in which the Company gave the Investor an opportunity to participate; provided that all executive officers and directors of the Company enter into similar agreements and only if such Persons remain subject thereto (and are not released from such agreement) for such period. The Investor and each Holder agree to execute and deliver such other agreements as may be reasonably requested by the Company or the representatives of the underwriters which are consistent with the foregoing or which are necessary to give further effect thereto.

     In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), the Investor and each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act in which the Investor or such Holder participates.

     2.11  Rule 144 Reporting. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities that are Common Stock to the public without registration, the Company agrees to use its commercially reasonable efforts to:

                (a)   make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

                (b)   file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                (c)   so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Common Stock without registration.

ARTICLE III

MISCELLANEOUS

     3.1   Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities to the extent set forth herein). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The term “Investor,” as used herein, shall include the entity named as the Investor in the preamble to this Agreement and, if such entity shall have transferred the Securities to an affiliate, such affiliate.

     3.2   Applicable Law and Submission to Jurisdiction.

                (a)   This Agreement will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed within the State of Delaware.

                (b)   The Investor irrevocably submits to the nonexclusive jurisdiction of any Delaware State or United States Federal court sitting in the County of New Castle, Delaware over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby. The Investor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.2(B).

     3.3   Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

     3.4   Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     3.5   Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or overnight courier service, or when received by facsimile transmission if promptly confirmed, as follows:

(a)   if to the Company, to:
       Morgan Stanley
       Attention: Chief Financial Officer
       1585 Broadway
       New York, NY 10036

       with copies to:

       Wachtell, Lipton, Rosen & Katz
       Attention: Edward D. Herlihy
                      Steven A. Rosenblum
                      Mark Gordon
       51 West 52nd Street
       New York, New York 10019

(b)   if to the Investor, to:

       Mitsubishi UFJ Financial Group, Inc.
       Attention: Chief Manager, Corporate Planning Division
       7-1, Marunouchi 2-chome
       Chiyoda-ku, Tokyo 100-8388 Japan

       with copies to:

       Sullivan & Cromwell LLP
       125 Broad Street
       New York, NY 10004
       Attention: Stanley F. Farrar and Donald J. Toumey
       Fax: (212) 558-3588

or to such other address, facsimile number or telephone as either party may, from time to time, designate in a written notice given in a like manner.

     3.6   Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

     3.7   Severability. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties

     3.8   Aggregation of Securities. All Registrable Securities held or acquired by any wholly-owned subsidiary or parent of, or any corporation or entity that is controlling, controlled by, or under common control with, the Investor shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     3.9   Entire Agreement, Etc. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

     3.10 Interpretation of Securities Purchase Agreement. The parties agree that if the Investor transfers any Securities to an affiliate of the Investor, such affiliate shall have all the rights of the Investor under the Securities Purchase Agreement and the Investor Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

MORGAN STANLEY

By: /s/ John J. Mack
Name: John J. Mack
Title: Chairman and Chief Executive
Officer

MITSUBISHI UFJ FINANCIAL GROUP, INC.

By: /s/ Nobuo Kuroyanagi
Name: Nobuo Kuroyanagi
Title: President & CEO